EXHIBIT 99(ii)

GULLEDGE REALTY INVESTORS II, L.P.

(A Limited Partnership)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Gulledge Realty Investors II, L.P. (the "Registrant") on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on November 14, 2002 and as amended on the date hereof (the "Report"), the undersigned officer certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

GULLEDGE REALTY INVESTORS II, L.P.

By: GULL-AGE Properties, Inc.
Managing General Partner

Date: November 14, 2002	By: /s/Joseph G. Porter _______
Joseph G. Porter
Vice President and
Assistant Treasurer